                                                                   Exhibit 10.45






================================================================================


                       GUARANTEE AND COLLATERAL AGREEMENT



                                     made by



                        SPANISH BROADCASTING SYSTEM, INC.



                         and certain of its Subsidiaries



                                   in favor of



                          LEHMAN COMMERCIAL PAPER INC.
                             as Administrative Agent



                            Dated as of July 6, 2000


================================================================================

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

SECTION 1.            DEFINED TERMS...............................................................................1

         1.1.     Definitions.....................................................................................1
         1.2.     Other Definitional Provisions...................................................................7

SECTION 2.            GUARANTEE...................................................................................7

         2.1.     Guarantee.......................................................................................7
         2.2.     Right of Contribution...........................................................................8
         2.3.     Subrogation.....................................................................................8
         2.4.     Amendments, etc. with respect to the Borrower Obligations.......................................9
         2.5.     Guarantee Absolute and Unconditional............................................................9
         2.6.     Reinstatement..................................................................................10
         2.7.     Payments.......................................................................................10

SECTION 3.            GRANT OF SECURITY INTEREST.................................................................10


SECTION 4.            REPRESENTATIONS AND WARRANTIES.............................................................12

         4.1.     Representations in Credit Agreement............................................................12
         4.2.     Title; No Other Liens..........................................................................12
         4.3.     Perfected First Priority Liens.................................................................12
         4.4.     Chief Executive Office.........................................................................12
         4.5.     Inventory, Equipment and Books and Records.....................................................12
         4.6.     Farm Products..................................................................................13
         4.7.     Investment Property............................................................................13
         4.8.     Receivables....................................................................................13

SECTION 5.            COVENANTS..................................................................................13

         5.1.     Covenants in Credit Agreement..................................................................13
         5.2.     Delivery and Control of Instruments, Chattel Paper and Investment Property.....................13
         5.3.     Maintenance of Insurance.......................................................................14
         5.4.     Maintenance of Perfected Security Interest; Further Documentation..............................14
         5.5.     Changes in Locations, Name, etc. ..............................................................15
         5.6.     Investment Property............................................................................15
         5.7.     Intellectual Property..........................................................................16

SECTION 6.            REMEDIAL PROVISIONS........................................................................19

         6.1.     Default........................................................................................19
         6.2.     Remedies Upon Default..........................................................................19
         6.3.     Waivers by Grantors............................................................................20
         6.4.     Standard of Care...............................................................................20
         6.5.     Application of Proceeds........................................................................21

                                                                                                                PAGE
                                                                                                                ----

         6.6.     Surplus, Deficiency............................................................................21
         6.7.     Information Related to the Collateral..........................................................21

SECTION 7.            THE ADMINISTRATIVE AGENT...................................................................22

         7.1.     Administrative Agent's Appointment as Attorney-in-Fact, etc. ..................................22
         7.2.     Duty of Administrative Agent...................................................................24
         7.3.     Execution of Financing Statements..............................................................24
         7.4.     Authority of Administrative Agent..............................................................25

SECTION 8.            MISCELLANEOUS..............................................................................25

         8.1.     Amendments in Writing..........................................................................25
         8.2.     Notices........................................................................................25
         8.3.     No Waiver by Course of Conduct; Cumulative Remedies............................................25
         8.4.     Enforcement Expenses; Indemnification..........................................................26
         8.5.     Successors and Assigns.........................................................................26
         8.6.     Set-Off........................................................................................26
         8.7.     Counterparts...................................................................................27
         8.8.     Severability...................................................................................27
         8.9.     Section Headings...............................................................................27
         8.10.    Integration....................................................................................27
         8.11.    GOVERNING LAW..................................................................................27
         8.12.    Submission To Jurisdiction; Waivers............................................................27
         8.13.    Acknowledgments................................................................................28
         8.14.    Additional Grantors............................................................................28
         8.15.    Releases.......................................................................................28
         8.16.    WAIVER OF JURY TRIAL...........................................................................29

                                     FORM OF
                       GUARANTEE AND COLLATERAL AGREEMENT


                GUARANTEE AND COLLATERAL AGREEMENT, dated as of July 6, 2000, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the "Administrative Agent") for (i) the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Spanish Broadcasting System, Inc., a Delaware corporation (the "Borrower"), the Lenders and the Administrative Agent, and (ii) the other Secured Parties (as hereinafter defined).


                              W I T N E S S E T H:

                WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

                WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

                WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

                WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

                WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

                NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

                            SECTION 1. DEFINED TERMS

                1.1. Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit

Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixtures, Goods, Instruments, Inventory, Securities Account, Securities Intermediary, Security, Security Entitlement and Uncertificated Security.

                (b)     The following terms shall have the following meanings:

                "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

                "Arranger": Lehman Brothers Inc., in its capacity as sole lead arranger and book running manager.

                "Borrower Obligations": the collective reference to the Obligations (as defined in the Credit Agreement).

                "Collateral": as defined in Section 3.

                "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                "Copyrights": (i) all copyrights, whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 6, (ii) the rights to print, publish and distribute any of the foregoing, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Copyright Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

                "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

                "Excluded Assets": collectively, (a) FCC Licenses, but only if and to the extent that, and only for as long as, the grant of a security interest therein is prohibited (notwithstanding the intention of the holder to grant such security interest to the fullest extent lawful) under the laws of the United States and (b) any Lease, any intellectual property license agreement under which any Grantor is the licensee, and any other agreement under which any Grantor is entitled to the performance of any obligation other than the payment of money, to the extent that, and so long as, the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest therein (i) is prohibited by the terms of such Lease, license agreement or other agreement without the consent of any other party thereto (other than the Borrower or any of its Subsidiaries), (ii) would give any other party (other than the Borrower or any of its Subsidiaries) to such Lease, license agreement or other agreement the right to terminate its obligations thereunder, or (iii) is permitted only upon obtaining consents from the other parties thereto (other than the Borrower and any of its Subsidiaries) which have not been obtained; provided, that no Receivable, no money or other amounts due or to become due under any Lease, license agreement or other agreement described in clause (b) of this definition, and no Proceeds from any Disposition of any Property described in clauses (a) or (b) of this definition, shall be an Excluded Asset.

                "Excluded Foreign Subsidiary": any Foreign Subsidiary in respect of which either (i) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (ii) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower; provided, however, that (a) a Foreign Subsidiary that is treated as a pass-through entity for United States federal income tax purposes shall not be an Excluded Foreign Subsidiary while so treated and (b) SBS Puerto Rico shall not be an Excluded Foreign Subsidiary.

                "Excluded Foreign Subsidiary Voting Stock": the voting Capital Stock of any Excluded Foreign Subsidiary.

                "FCC Licenses": any licenses, permits and authorizations issued by the Federal Communications Commission for the operation of stations.

                "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction other than any state of the United States of America or the District of Columbia.

                "General Intangibles": all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures and all licenses and permits issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder, (iv) all rights of such Grantor to receive any tax refunds, and (v) all rights of such Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument, indenture, license or permit is not prohibited by such contract, agreement, instrument, indenture, license or permit without the consent of any other party thereto (other than any of its Subsidiaries), would not give any other party (other than any of its Subsidiaries) to such contract, agreement, instrument, indenture, license or permit the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (other than any of its Subsidiaries); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument, indenture, license or permit, or in the Proceeds from the Disposition of any such contract, agreement, instrument, indenture, license or permit.

                "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                "Guarantors": the collective reference to each Grantor other than the Borrower.

                "Hedge Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                "Intercompany Note": any promissory note evidencing loans made by any Grantor to any of its Subsidiaries.

                "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-115 of the Uniform Commercial Code in effect in the State of New York on the date hereof including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities

        Accounts, all Commodity Contracts and all Commodity Accounts (other than any Excluded Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock"), (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and
        (iii) whether or not constituting "investment property" as so defined, all Pledged Notes, all Pledged Stock, all Pledged Security Entitlements and all Pledged Commodity Contracts.

                "Issuers": the collective reference to each issuer of a Pledged Security.

                "Lease": any lease of real or personal property under which any Grantor is the lessee.

                "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

                "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

                "Patents": (i) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule 6, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Patent Licenses entered into in connection therewith, and damages and payments for past, present or future infringement thereof), and (v) all reissues, divisions, continuations, continuations-in-art, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

                "Pledged Commodity Contracts": all commodity contracts listed on
        Schedule 2 and all other commodity contracts to which any Grantor is party from time to time.

                "Pledged Debt Securities": the debt securities listed on
        Schedule 2, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

                "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes in an aggregate principal amount not to exceed $250,000 at any time outstanding issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                "Pledged Securities": the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Stock.

                "Pledged Security Entitlements": all security entitlements with respect to the financial assets listed on Schedule 2 and all other security entitlements of any Grantor.

                "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, rights or security entitlements of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 66% of the total outstanding Excluded Foreign Subsidiary Voting Stock of any Excluded Foreign Subsidiary be required to be pledged hereunder.

                "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

                "Receivable": any right to payment on account of any obligation that could create any right to receive money, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                "SBS Puerto Rico": Spanish Broadcasting System of Puerto Rico, Inc., a Puerto Rico corporation.

                "Secured Parties": collectively, the Arranger, the Agents, the Lenders and, with respect to any Specified Hedge Agreement, any affiliate of any Lender party thereto that has agreed to be bound by the provisions of Section 7.2 hereof as if it were a party hereto and by the provisions of Section 9 of the Credit Agreement as if it were a Lender party thereto and each Indemnitee.

                "Securities Act": the Securities Act of 1933, as amended.

                "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

                "Trademarks": (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in
        Schedule 6, (ii) the right to sue
        or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Trademark Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.

                "Trade Secret License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trade Secret, including, without limitation, any of the foregoing referred to in Schedule 6.

                "Trade Secrets": (i) all trade secrets and all confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, any of the foregoing referred to in
        Schedule 6, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof,
        (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

                1.2. Other Definitional Provisions. (a) The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                (d) The expressions "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Borrower Obligations shall mean the payment in full, in immediately available funds, of all of the Borrower Obligations.

                              SECTION 2. GUARANTEE

                2.1. Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

                (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal, state and other laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

                (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

                (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and Guarantor Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated or have expired, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

                (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations (other than Obligations in respect of any Specified Hedge Agreement) are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated or have expired.

                2.2. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

                2.3. Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the

Borrower or any other Guarantor or Grantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor or Grantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Borrower on account of the Borrower Obligations (other than Obligations in respect of any Specified Hedge Agreement) are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated or have expired. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations (other than Obligations in respect of any Specified Hedge Agreement) shall not have been paid in full, any Letter of Credit is outstanding or the Commitments remain in effect, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                2.4. Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite Lenders under the Credit Agreement or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

                2.5. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each

Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                2.6. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                2.7. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Administrative Agent located at the Payment Office specified in the Credit Agreement.

                     SECTION 3. GRANT OF SECURITY INTEREST

                Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in and mortgage on, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

                (a)     all Accounts;

                (b)     all Chattel Paper;

                (c)     all Deposit Accounts;

                (d)     all Documents;

                (e)     all Equipment;

                (f)     all Fixtures;

                (g)     all General Intangibles;

                (h)     all Instruments;

                (i)     all Intellectual Property;

                (j)     all Inventory;

                (k)     all Investment Property;

                (l)     all Leases;

                (m) all Goods and other property not otherwise described above;

                (n) all bank accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such bank accounts;

                (o)     all books and records pertaining to the Collateral; and

                (p) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                Notwithstanding the foregoing, none of the Excluded Assets shall, to the extent and for so long as they are Excluded Assets, constitute Collateral. If at any time, by reason of any change in law or the receipt of any required consent or otherwise, (i) any FCC License that was an Excluded Asset ceases to meet the conditions set forth in clause (a) of the definition of "Excluded Assets" found in Section 1.1 of this Agreement or (ii) any Lease, license agreement or other agreement that was an Excluded Asset ceases to meet the conditions set forth in the definition of "Excluded Assets" found in Section
1.1 of this Agreement, then such FCC License, Lease, license agreement or other agreement shall immediately and automatically cease to be an Excluded Asset and the security interest herein granted shall immediately and automatically attach thereto without necessity of any further act or deed by any Grantor.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

                To induce the Arranger, the Administrative Agent, the Syndication Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Secured Parties that:

                4.1. Representations in Credit Agreement In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.l, be deemed to be a reference to such Guarantor's knowledge.

                4.2. Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns its interest in each item of the Collateral granted by it free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

                4.3. Perfected First Priority Liens. Except with respect to assets which in the aggregate do not have a value exceeding $200,000, the security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens described on Schedule 7.

                4.4. Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

                4.5. Inventory, Equipment and Books and Records. On the date hereof, the Inventory and the Equipment (other than mobile goods) and the books and records pertaining to the Collateral are kept at the locations listed on
Schedule 5.

                4.6. Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                4.7. Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Excluded Foreign Subsidiary Voting Stock, if less, 66% of the outstanding Excluded Foreign Subsidiary Voting Stock of each relevant Issuer.

                (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                (c) The terms of any uncertificated limited liability company interests and partnership interests included in the Pledged Stock expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the "issuer's jurisdiction" of each Issuer thereof (as such term is defined in the Uniform Commercial Code in effect in such jurisdiction).

                (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock and Pledged Notes pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

                4.8. Receivables. No amount exceeding $250,000 and payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

                              SECTION 5. COVENANTS

                Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations (other than Obligations in respect of any Specified Hedge Agreement) shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated or expired:

                5.1. Covenants in Credit Agreement. Each Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

                5.2. Delivery and Control of Instruments, Chattel Paper and Investment Property. (a) If an aggregate principal amount of the Collateral exceeding $250,000 shall be or become evidenced or represented by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

                (b) If any of the Collateral shall be or become evidenced or represented by an Uncertificated Security, such Grantor shall cause the Issuer thereof either (i) to register the Administrative Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Administrative Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit B.

                (c) If any of the Collateral shall be or become evidenced or represented by a Security Entitlement, such Grantor shall cause the Securities Intermediary with respect to such Security Entitlement either (i) to identify in its records the Administrative Agent as having such Security Entitlement against such Securities Intermediary or (ii) to agree in writing with such Grantor and the Administrative Agent that such Securities intermediary will comply with Entitlement Orders originated by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit C.

                (d) If any of the Collateral shall be or become evidenced or represented by a Commodity Contract, such Grantor shall cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor and the Administrative Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit D.

                (e) If any of the Collateral shall be or become evidenced or represented by or held in a Securities Account or a Commodity Account, such Grantor shall, in the case of a Securities Account, comply with subsection (c) of this Section 5.2 with respect to all Security Entitlements carried in such Securities Account and, in the case of a Commodity Account, comply with subsection (d) of this Section 5.2 with respect to all Commodity Contracts carried in such Commodity Account.

                5.3. Maintenance of Insurance. Such Grantor will maintain insurance as required pursuant to Section 6.5 of Credit Agreement.

                5.4. Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                (b) Such Grantor will furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Administrative Agent may reasonably request, all in reasonable detail.

                (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto (or, in the case of Deposit Accounts, taking sole dominion and control thereof).

                5.5. Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment (other than mobile goods) or books and records pertaining to the Collateral shall be kept:

                (i) permit any of the Inventory or Equipment (other than mobile goods) or books and records pertaining to the Collateral to be kept at a location other than those listed on Schedule 5;

                (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in
Section 4.4; or

                (iii) change its name, identity or structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

                5.6. Investment Property. (a) If such Grantor shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

                (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except pursuant to a transaction permitted by the Credit Agreement), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the foreclosure of the Administrative Agent's security interest in any of the Investment Property or Proceeds thereof or any interest therein.

                (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to the Pledged Securities issued by it and (iii) the terms of Section 6.3(c) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it with respect to the Pledged Securities issued by it.

                5.7. Intellectual Property. Except in any respect that would not materially impair the right, power, authority and ability of the Grantors to use their intellectual property as necessary or convenient for the profitable conduct of their businesses and would not reasonably be expected to have a Material Adverse Effect:

                (a)     Such Grantor (either itself or through licensees) will
(i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark and take all necessary steps to ensure that all licensed users of such Trademark maintain as in the past such quality, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and the Intellectual Property Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

                (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                (e) Such Grantor (either itself or through licensees) will use proper statutory notice in connection with the use of each material Patent, Trademark and Copyright included in the Intellectual Property.

                (f) Such Grantor will notify the Secured Parties immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

                (g) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Secured Parties' security interest in any Copyright, Patent, Trademark or other Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                (h) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of material Intellectual Property, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright

Office, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue, and renewal applications or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

                (i) Such Grantor (either itself or through licensees) will not, without the prior written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property is no longer desirable in the conduct of such Grantor's business and that the loss thereof could not reasonably be expected to have a Material Adverse Effect and, in which case, such Grantor shall give prompt notice of any such abandonment to the Administrative Agent in accordance herewith.

                (j) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                (k) Such Grantor agrees that, should it obtain an ownership interest in any item of intellectual property which is not now a part of the Intellectual Property Collateral (the "After-Acquired Intellectual Property"),
(i) the provisions of Section 3 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property, and in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral, (iii) it shall give prompt (and, in any event within 15 days after the date of such acquisition) written notice thereof to the Administrative Agent in accordance herewith, and (iv) it shall provide the Administrative Agent promptly (and, in any event within 15 days after the date of such acquisition) with an amended
Schedule 6 hereto and amended schedules to the Intellectual Property Security Agreement reflecting the acquisition of such After-Acquired Intellectual Property. Such Grantor authorizes the Administrative Agent to modify this Agreement by amending Schedule 6 hereto and to modify the schedules to the Intellectual Property Security Agreement if such Grantor fails to provide the Administrative Agent with satisfactory amended schedules hereto or thereto within the time period required hereunder (and will cooperate with the Administrative Agent in effecting any such amendment) to include any After-Acquired Intellectual Property which becomes part of the Intellectual Property Collateral under this Section, and to record any such modified agreement with the United States Patent and Trademark Office, the United States Copyright Office, or any other applicable Governmental Authority.

                (l) Such Grantor agrees to execute an Intellectual Property Security Agreement with respect to its Intellectual Property in substantially the form of Exhibit A in order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, and any other applicable Governmental Authority.

                         SECTION 6. REMEDIAL PROVISIONS

                6.1. Default. Grantors shall be in default under this Agreement (a) whenever any Event of Default has occurred and is continuing (and each of the Grantors shall thereupon be in default hereunder without regard to whether or to what degree any Grantor individually may have caused, participated in, or had any knowledge of the occurrence of such Event of Default) and (b) at all times after the Loans have become due and payable, whether at maturity, upon acceleration pursuant to the Credit Agreement or otherwise.

                6.2. Remedies Upon Default. At any time when any Grantor is in default under this Agreement as set forth in Section 6.1, the Administrative Agent may exercise and enforce, in any order, (i) each and all of the rights and remedies available to a secured party upon default under the Uniform Commercial Code or other applicable law, (ii) each and all of the rights and remedies available to it under the Credit Agreement or any other Loan Document and (iii) each and all of the following rights and remedies:

                (a) Collection Rights. Without notice to any Grantor or any other Loan Party, the Administrative Agent may notify any or all account debtors and obligors on any Accounts, Instruments or other Claims constituting Collateral of the Administrative Agent's security interests therein and may direct, demand and enforce payment thereof directly to the Administrative Agent.

                (b) Taking Possession. The Administrative Agent may (i) enter upon any and all premises owned or leased by any Grantor where Collateral is located (or believed by the Administrative Agent to be located), with or (to the fullest extent permitted by law) without judicial process and without any obligation to pay rent, (ii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Administrative Agent deems appropriate, (iii) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any Grantor's equipment for the purpose of completing any work in process or otherwise preparing the Collateral for sale or selling or otherwise transferring the Collateral, (iv) take possession of all items of Collateral that are not then in its possession, either upon such premises or by removal from such premises, and (v) require any Grantor or the Person in possession thereof to deliver such Collateral to the Administrative Agent at one or more locations designated by the Administrative Agent and reasonably convenient to it and each Grantor owning an interest therein.

                (c) Foreclosure. The Administrative Agent may sell, lease, license or otherwise dispose of or transfer any or all of the Collateral or any part thereof in one or more parcels at public sale or in private sale or transaction, on any exchange or market or at the Administrative Agent's offices or on any Grantor's premises or at any other location, for cash, on credit or for future delivery, and may enter into all contracts necessary or appropriate in connection therewith, without any notice whatsoever unless required by law. Where permitted by law, one or more of the Secured Parties may be the purchasers at any such sale and in such event, if such bid is made by all of the Lenders or otherwise whenever a credit bid is expressly permitted under the Credit Agreement or approved in writing by the Administrative Agent and the Required Lenders, the Secured Parties bidding at such sale may bid part or all of the Obligations owing to them without necessity of any cash payment on account of the purchase price, even though any other purchaser at such sale is required to bid a purchase price payable in cash. Each Grantor agrees that at least 10 calendar days' written notice to such Grantor of the time and place of any public sale of Collateral owned by it (or, to the extent such Grantor is entitled by law to notice thereof, the public sale of any other Collateral), or the time after which any private sale of Collateral owned by it (or, to the extent such Grantor is entitled by law to notice thereof, the private sale of any other Collateral) is to be made, shall be commercially reasonable. For purposes of such notice, to the fullest extent permitted by law (i) each Grantor waives notice of any sale of Collateral owned by any other Grantor and (ii) each Grantor agrees that notice given to the Borrower shall constitute notice given to such Grantor. The giving of notice of any such sale or other disposition shall not obligate the Administrative Agent to proceed with the sale or disposition, and any such sale or disposition may be postponed or adjourned from time to time, without further notice.

                (d) Use of Intellectual Property. The Administrative Agent may, on a royalty-free basis, use and license use of any trademark, trade name, trade style, copyright, patent or technical knowledge or process owned, held or used by any Grantor in respect of any Collateral as to which any right or remedy of the Administrative Agent is exercised or enforced.

In addition, the Administrative Agent may exercise and enforce such rights and remedies for collection as may be available to it by law or agreement.

                6.3. Waivers by Grantors. Each Grantor hereby irrevocably waives (a) all rights of redemption from any foreclosure sale, (b) the benefit of all valuation, appraisal, exemption and moratorium laws, (c) to the fullest extent permitted by law, all rights to notice or a hearing prior to the exercise by the Administrative Agent of its right to take possession of any Collateral, whether by self-help or by legal process and any right to object to the Administrative Agent taking possession of any Collateral by self-help, and (d) if the Administrative Agent seeks to obtain possession of any Collateral by replevin, claim and delivery, attachment, levy or other legal process, (i) any notice or demand for possession prior to the commencement of legal proceedings,
(ii) the posting of any bond or security in any such proceedings, and (iii) any requirement that the Administrative Agent retain possession and not dispose of any Collateral until after a trial or final judgment in such proceedings.

                6.4. Standard of Care. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or to protect, preserve, vote or exercise any rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property or if it selects, with reasonable care, a custodian to hold such Collateral on its behalf.

                6.5. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as Collateral for, or then, or at any other time thereafter, applied in full or in part by the Administrative Agent against, the Obligations in the following order of priority:

                FIRST: To the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable compensation to the Administrative Agent and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, and all amounts for which the Administrative Agent is entitled to indemnification hereunder and all reasonable advances made by the Administrative Agent hereunder for the account of any Grantor, and to the payment of all reasonable costs and expenses paid or incurred by the Administrative Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 8.4;

                SECOND: To the payment of all other Obligations (for the ratable benefit of the holders thereof) then due and payable; and

                THIRD: To the payment to or upon the order of the Grantor entitled thereto, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                6.6. Surplus, Deficiency. Any surplus proceeds of any sale or other disposition by the Administrative Agent of any Collateral remaining after discharge of the Credit Agreement and after all Obligations are paid in full and in cash shall be paid over to the Grantor entitled thereto, or to whomever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct, but prior to discharge of the Credit Agreement, such surplus proceeds may be retained by the Administrative Agent and held as Collateral until discharge of the Credit Agreement. The Borrower and each Guarantor shall be and remain liable for any deficiency.

                6.7. Information Related to the Collateral. If, during the continuance of an Event of Default, the Administrative Agent determines to sell or otherwise transfer any Collateral, each Grantor shall, and shall cause any Person controlled by it to, furnish to the Administrative Agent all information the Administrative Agent may request that pertains or could pertain to the value or condition of the Collateral or that would or might facilitate such sale or transfer. The Administrative Agent shall have the right, notwithstanding any confidentiality obligation or agreement otherwise binding upon it, freely to disclose such information, and any and all other information (including confidential information) pertaining in any manner to the Collateral or the assets, liabilities, results of operations, business or prospects of any Secured Parties, freely to any Person that the Administrative Agent in good faith believes to be a potential or prospective purchaser in such sale or transfer, without liability for any disclosure, dissemination or use that may be made as to such information by any such Person.

                6.8 Sale Exempt from Registration. The Administrative Agent shall be entitled at any such sale or other transfer, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to Persons who will provide assurances satisfactory to the Administrative Agent that the Collateral may be offered and sold to them without registration under the Securities Act of 1933, as amended, and without registration or qualification under any other applicable state or federal law. Upon the consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. The Administrative Agent may solicit offers to buy the Collateral, or any part of it, from a limited number of investors deemed by the Administrative Agent, in its good faith judgment or in good faith reliance upon advice of its counsel, to meet the requirements to purchase securities under Regulation D promulgated under the Securities Act of 1933 as then in effect (or any other regulation of similar import). If the Administrative Agent solicits such offers from such investors, then the acceptance by the Administrative Agent of the highest offer obtained from any of them shall be deemed to be a commercially reasonable method of disposition of the Collateral

                6.9 Rights and Remedies Cumulative. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement. The Administrative Agent may exercise and enforce each right and remedy available to it either before or concurrently with or after, and independently of, any exercise or enforcement of any other right or remedy of the Administrative Agent or any Secured Party against any Person or property. All such rights and remedies shall be cumulative, and no one of them shall exclude or preclude any other.

                6.10 No Direct Enforcement by Secured Parties. The Administrative Agent may freely exercise and enforce any and all of its rights and remedies hereunder, for the benefit of the Secured Parties. No Secured Party, other than the Administrative Agent, shall have any independent right to collect, take possession of, foreclose against or otherwise enforce the security interests granted hereby.

                      SECTION 7. THE ADMINISTRATIVE AGENT

                7.1. Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                (i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

                (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                (iv)    execute, in connection with any sale provided for in
        Section 6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

                (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

                (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                7.2. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from their own gross negligence or willful misconduct.

                7.3. Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                7.4. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

                8.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Administrative Agent, provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent in accordance with
Section 10.1 of the Credit Agreement.

                8.2. Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

                8.3. No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                8.4. Enforcement Expenses; Indemnification. (a) Each Grantor agrees to pay or reimburse each Secured Party for all its costs and expenses incurred in collecting against such Grantor under the guarantee contained in
Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to the Administrative Agent.

                (b) Each Grantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

                (c) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

                (d) Each Grantor agrees that the provisions of Section 2.20 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

                8.5. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

                8.6. Set-Off. Each Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

                8.7. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                8.8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                8.9. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                8.10. Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

                8.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                8.12. Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

                (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                8.13.   Acknowledgments. Each Grantor hereby acknowledges that:

                (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                (b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

                8.14. Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

                8.15. Releases. (a) Notwithstanding anything to the contrary contained in the Credit Agreement, herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall (without notice to or vote or consent of any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in any Collateral being Disposed of in such Disposition, and to release any guarantee obligations of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents, provided that the Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Collateral being Disposed of in such Disposition and the terms of such Disposition in reasonable detail, including the date thereof, the price thereof and any estimated expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the proceeds of such Disposition will be applied in accordance with the Credit Agreement and the other Loan Documents.

                (b) If any of the Collateral shall be Disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary

Guarantor shall be Disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the Disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the Proceeds of such Disposition will be applied in accordance therewith.

                8.16. WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                           [SIGNATURE PAGE TO FOLLOW]

                IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation
SPANISH BROADCASTING SYSTEM FINANCE CORPORATION, a Delaware corporation SPANISH BROADCASTING SYSTEM OF GREATER MIAMI, INC.
SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC.
SPANISH BROADCASTING SYSTEM, INC., a New Jersey corporation
SPANISH BROADCASTING SYSTEM OF SAN ANTONIO, INC.
ALARCON HOLDINGS, INC.
SPANISH BROADCASTING SYSTEM OF CALIFORNIA, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC., a Delaware corporation SPANISH BROADCASTING SYSTEM OF FLORIDA, INC.
SBS OF GREATER NEW YORK, INC.
SBS FUNDING, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC., a Puerto Rico corporation SPANISH BROADCASTING SYSTEM NETWORK, INC.
SBS PROMOTIONS, INC.
WRMA LICENSING, INC.
WXDJ LICENSING, INC.
WLEY LICENSING, INC.
WSKQ LICENSING, INC.
KLEY LICENSING, INC.
WCMQ LICENSING, INC.
KLAX LICENSING, INC.
WPAT LICENSING, INC.
WCMA LICENSING, INC.
WEGM LICENSING, INC.
WMEG LICENSING, INC.


By: /s/ Joseph A. Garcia
    ------------------------------------
    Name:
    Title: Vice President and/or Chief Financial Officer
                of each Loan Party

                                                                      Schedule 1



                         NOTICE ADDRESSES OF GUARANTORS

                                                                      Schedule 2


                   DESCRIPTION OF PLEDGED INVESTMENT PROPERTY


PLEDGED STOCK:

                Issuer's Jurisdiction
                 Under New York UCC
   Issuer        Section 9-103(b)(c)    Class of Stock     Stock Certificate No.   Percentage of Shares      No. of Shares
------------   ----------------------  ----------------   ----------------------  ----------------------    ---------------




PLEDGED NOTES:

        Issuer                              Payee                       Principal Amount
------------------------           -------------------------      ------------------------------





                                       2-1

PLEDGED DEBT SECURITIES:

                             Issuer's Jurisdiction
                              Under New York UCC
        Issuer                Section 9-103(b)(c)              Payee                   Principal Amount
-----------------------  ----------------------------        ---------             -----------------------




PLEDGED SECURITY ENTITLEMENTS:

                                                   Securities                                       Securities Intermediary's
      Issuer of          Description of           Intermediary           Securities Account        Jurisdiction Under New York
   Financial Asset       Financial Asset       (Name and Address)      (Number and Location)         UCC Section 9-103(6)(d)
--------------------   ------------------    ----------------------   -----------------------     ------------------------------





                                       2-2

PLEDGED COMMODITY CONTRACTS:

                                                                                                       Commodity Intermediary's
       Description of               Commodity Intermediary             Commodity Account             Jurisdiction Under New York
     Commodity Contract               (Name and Address)             (Number and Location)             UCC Section 9-103(6)(e)
------------------------------   -----------------------------    ---------------------------   -----------------------------------





                                       2-3

                                                                      Schedule 3





                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS




                         Uniform Commercial Code Filings




          [List each office where a financing statement is to be filed]




                     Copyright, Patent and Trademark Filings




                               [List all filings]




                   Actions with respect to Investment Property




   [Describe all actions required to obtain "control" of Investment Property]




                                  Other Actions




                      [Describe other actions to be taken]



                                      3-1

                                                                      Schedule 4



       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


       Grantor                                                  Location
       -------                                                  --------


                                      4-1

                                                                     Schedule 5




                       LOCATION OF INVENTORY AND EQUIPMENT


       Grantor                                                  Locations
       -------                                                  ---------


                                      5-1

                                                                     Schedule 6



                                   COPYRIGHTS



                                     PATENTS




                                   TRADEMARKS




                                  TRADE SECRETS




                         INTELLECTUAL PROPERTY LICENSES




                           OTHER INTELLECTUAL PROPERTY





                                      6-1

                                                                      Schedule 7



                              EXISTING PRIOR LIENS






                                      7-1

                                                                    Exhibit A to
                                              Guarantee and Collateral Agreement

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

               This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement"), is made by each of the signatories hereto (collectively, the "Grantors") in favor of Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

               WHEREAS, Spanish Broadcasting System, Inc., a Delaware corporation (the "Borrower") has entered into a Credit Agreement, dated as of July 6, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"), with the lenders from time to time party thereto (the "Lenders") and the Administrative Agent. Capitalized terms used and not defined herein have the meanings given such terms in the Credit Agreement.

               WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered that certain Guarantee and Collateral Agreement, dated as of July 6, 2000, in favor of the Administrative Agent (as amended, supplemented, replaced or otherwise modified from time to time, the "Guarantee and Collateral Agreement").

               WHEREAS, under the terms of the Guarantee and Collateral Agreement, the Grantors have granted a security interest in certain Property, including, without limitation, certain Intellectual Property of the Grantors to the Administrative Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this Intellectual Property Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office, and other applicable Governmental Authorities.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:

               SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "Intellectual Property Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

              (a) (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, trademark and service mark registrations, and applications for trademark or service mark registrations and any new renewals thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the "Trademarks");

              (b) (i) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule 1, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all reissues, divisions, continuations, continuations-in-art, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Patents");

              (c) (i) all copyrights, whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the rights to print, publish and distribute any of the foregoing, (iv) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto ("Copyrights");

              (d) (i) all trade secrets and all confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, any of the foregoing identified in
Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Trade Secrets");

              (e) (i) all licenses or agreements, whether written or oral, providing for the grant by or to any Grantor of: (A) any right to use any Trademark or Trade Secret, (B) any right to manufacture, use or sell any invention covered in whole or in part by a Patent, and (C) any right under any Copyright including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright including, without limitation, any of the foregoing identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the foregoing, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

               (f)    any and all proceeds of the foregoing.

               SECTION 2. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this Intellectual Property Security Agreement.

               SECTION 3. Execution in Counterparts. This Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               SECTION 4. Governing Law. This Intellectual Property Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

               SECTION 5. Conflict Provision. This Intellectual Property Security Agreement has been entered into in conjunction with the provisions of the Guarantee and Collateral Agreement and the Credit Agreement. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Guarantee and Collateral Agreement and the Credit Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Intellectual Property Security Agreement are in conflict with the Guarantee and Collateral Agreement or the Credit Agreement, the provisions of the Guarantee and Collateral Agreement or the Credit Agreement shall govern.

               IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.


                                       [NAME OF GRANTOR]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                      Schedule 1



                                   COPYRIGHTS



                                     PATENTS




                                   TRADEMARKS




                                  TRADE SECRETS




                         INTELLECTUAL PROPERTY LICENSES

                                                                    Exhibit B to
                                              Guarantee and Collateral Agreement

                            FORM OF CONTROL AGREEMENT


               This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "Control Agreement") dated as of July 6, 2000, is made by and among _______________, a __________ corporation (the "Grantor"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ corporation (the "Issuer").

               WHEREAS, the Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the uncertificated securities of the Issuer owned by the Grantor from time to time (collectively, the "Pledged Securities"), and all additions thereto and substitutions and proceeds thereof (collectively, with the Pledged Securities, the "Collateral") pursuant to a Guarantee and Collateral Agreement, dated as of July 6, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), among the Grantor and the other persons party thereto as grantors in favor of the Administrative Agent.

               WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") are used herein as so defined: Adverse Claim, Control, Instruction, Proceeds and Uncertificated Security.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Notice of Security Interest. The Grantor, the Administrative Agent and the Issuer are entering into this Control Agreement to perfect, and to confirm the priority of, the Administrative Agent's security interest in the Collateral. The Issuer acknowledges that this Control Agreement constitutes written notification to the Issuer of the Administrative Agent's security interest in the Collateral. The Issuer agrees to promptly make all necessary entries or notations in its books and records to reflect the Administrative Agent's security interest in the Collateral and, upon request by the Administrative Agent, to register the Administrative Agent as the registered owner of any or all of the Pledged Securities. The Issuer acknowledges that the Administrative Agent has control over the Collateral.

               SECTION 2. Collateral. The Issuer hereby represents and warrants to, and agrees with the Grantor and the Administrative Agent that (i) the terms of any limited liability company interests or partnership interests included in the Collateral from time to time shall expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the State of [__________], (ii) the Pledged Securities are uncertificated securities, (iii) the issuer's jurisdiction is, and during the term of this Control Agreement shall remain, the State of [____________], (iv)
Schedule 1 contains a true and
complete description of the Pledged Securities as of the date hereof and (v) except for the claims and interests of the Administrative Agent and the Grantor in the Collateral, the Issuer does not known of any claim to or security interest or other interest in the Collateral.

               SECTION 3. Control. The Issuer hereby agrees, upon written direction from the Administrative Agent and without further consent from the Grantor, (a) to comply with all instructions and directions of any kind originated by the Administrative Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Administrative Agent and to pay over to the Administrative Agent all proceeds without any setoff or deduction, and (b) except as otherwise directed by the Administrative Agent, not to comply with the instructions or directions of any kind originated by the Grantor or any other person.

               SECTION 4. Other Agreements. The Issuer shall notify promptly the Administrative Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Securities or the Collateral, the provisions of this Control Agreement shall control.

               SECTION 5. Protection of Issuer. The Issuer may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

               SECTION 6. Termination. This Control Agreement shall terminate automatically upon receipt by the Issuer of written notice executed by the Administrative Agent that (i) all of the obligations secured by the Collateral have been paid in full in immediately available funds, or (ii) all of the Collateral has been released, whichever is sooner, and the Issuer shall thereafter be relieved of all duties and obligations hereunder.

               SECTION 7. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor's and the Administrative Agent's addresses as set forth in the Guarantee and Collateral Agreement, and to the Issuer's address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

               [Name of Issuer]
               [Address of Issuer]
               Attention:
                         -------------------
               Telephone: (     )      -
                           -----  ----- -----------
               Telecopy:  (     )      -
                           -----  ----- -----------

               SECTION 8. Amendments in Writing. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

               SECTION 9. Entire Agreement. This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

               SECTION 10.Execution in Counterparts. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               SECTION 11.Successors and Assigns. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Administrative Agent.

               SECTION 12.Governing Law and Jurisdiction. This Control
Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

               SECTION 13.WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

               IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.


                                       [NAME OF GRANTOR]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       LEHMAN COMMERCIAL PAPER INC., as
                                       Administrative Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       [NAME OF ISSUER]

                                        By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                    Exhibit C to
                                              Guarantee and Collateral Agreement

                            FORM OF CONTROL AGREEMENT


               This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "Control Agreement") dated as of July 6, 2000, is made by and among _______________, a __________ corporation (the "Grantor"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ corporation (the "Broker").

               WHEREAS, the Broker maintains for the Grantor a securities account, Account No. _________________ (the "Pledged Account"), in the name of the Grantor.

               WHEREAS, the Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the Pledged Account, the financial assets and any free credit balance carried therein, all security entitlements with respect thereto, and all additions thereto and substitutions and proceeds thereof (collectively, the "Collateral") pursuant to a Guarantee and Collateral Agreement, dated as of July 6, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), among the Grantor and the other persons party thereto as grantors in favor of the Administrative Agent.

               WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") are used herein as so defined: Adverse Claim, Commodity Account, Commodity Contract, Control, Entitlement Order, Financial Asset, Instruction, Investment Property, Proceeds, Securities Account, Securities Intermediary, Securities Intermediary's Jurisdiction and Security Entitlement.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Notice of Security Interest. The Grantor, the Administrative Agent and the Broker are entering into this Control Agreement to perfect, and to confirm the priority of, the Administrative Agent's security interest in the Collateral. The Broker acknowledges that this Control Agreement constitutes written notification to the Broker of the Administrative Agent's security interest in the Collateral. The Broker agrees to promptly make all necessary entries or notations in its books and records to reflect the Administrative Agent's security interest in the Collateral. The Broker acknowledges that the Administrative Agent has control over the Pledged Account, all financial assets contained therein from time to time, and all security entitlements with respect thereto.

               SECTION 2. Collateral; Pledged Account. (a) The Grantor hereby represents and warrants to, and agrees with the Administrative Agent and the Broker that, all investment property (other than any commodity contract or commodity account) held by the Broker for the Grantor is and shall be credited to the Pledged Account.

               (b) The Broker hereby represents and warrants to, and agrees with the Grantor and the Administrative Agent that (i) the Broker is a securities intermediary with respect to the Grantor and the Pledged Account is a securities account, (ii) all assets, property and items from time to time carried in the Pledged Account, including, without limitation, any investment property, are, and will continue to be, financial assets, (iii) the securities intermediary's jurisdiction is, and during the term of this Control Agreement shall remain, the State of New York, (iv) Schedule 1 contains a true and complete statement of the Pledged Account and the financial assets carried therein and any free credit balance therein as of the date hereof, (v) no financial asset included in the Collateral is registered in the name of, payable to the order of, or specially indorsed to, the Grantor, which has not been indorsed to the Broker or in blank, and (vi) the Pledged Account is and shall remain a cash account, and the Broker will not extend, directly or indirectly, any "purpose credit" (within the meaning of such term under Regulation T of the Board of Governors of the Federal Reserve System of the United States) to the Grantor in respect of the Pledged Account.

               (c) The Administrative Agent hereby instructs the Broker, and the Broker hereby confirms and agrees that, unless the Administrative Agent shall otherwise direct the Broker in writing, the investment property (other than any commodity contract or commodity account) from time to time held by the Broker for the Grantor shall be credited only to, and carried only in, the Pledged Account.

               SECTION 3. Control. The Broker hereby agrees, upon written direction from the Administrative Agent and without further consent from the Grantor, (a) to comply with all instructions, entitlement orders and directions of any kind originated by the Administrative Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Administrative Agent and to pay over to the Administrative Agent all proceeds without any setoff or deduction, and (b) except as otherwise directed by the Administrative Agent, not to comply with the instructions, entitlement orders or directions of any kind originated by the Grantor or any other person.

               SECTION 4. Other Agreements; Termination; Successor Brokers. The Broker shall simultaneously send to the Administrative Agent copies of all notices given and statements rendered pursuant to the Pledged Account. The Broker shall notify promptly the Administrative Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. As long as the Guarantee and Collateral Agreement remains in effect, neither the Grantor nor the Broker shall terminate the Pledged Account without thirty (30) days' prior written notice to the other party and the Administrative Agent. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Account or the Collateral, the provisions of this Control Agreement shall control. In the event the Broker no longer serves as Broker for the Collateral, the Pledged Account and the financial assets carried therein shall be transferred to a successor broker or custodian satisfactory to the Administrative Agent, provided, that prior to such transfer, such successor broker or custodian shall execute an agreement that is substantially in the form of this Control Agreement or is otherwise in form and substance satisfactory to the Administrative Agent.

               SECTION 5. Protection of Broker. The Broker may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

               SECTION 6. Termination. This Control Agreement shall terminate automatically upon receipt by the Broker of written notice executed by the Administrative Agent that (i) all of the obligations secured by the Collateral have been paid in full in immediately available funds, or (ii) all of the Collateral has been released, whichever is sooner, and the Broker shall thereafter be relieved of all duties and obligations hereunder.

               SECTION 7. Waiver; Priority of Administrative Agent's Interests. Other than with respect to its fees and customary commissions with respect to the Pledged Account, the Broker hereby waives its right to set off any obligations of the Grantor to the Broker against any or all of the Collateral, and hereby agrees that any and all liens, encumbrances, claims or security interests which the Broker may have against the Collateral, either now or in the future in connection with the Pledged Account are and shall be subordinate and junior to the prior payment in full in immediately available funds of all obligations of the Grantor now or hereafter existing under the Credit Agreement, the Guarantee and Collateral Agreement, and all other documents related thereto, whether for principal, interest (including, without limitation, interest as provided in the Credit Agreement, whether or not such interest accrues after the filing of such petition for purposes of the federal Bankruptcy Code or is an allowed claim in such proceeding), indemnities, fees, premiums, expenses or otherwise. Except for the foregoing and claims and interests of the Administrative Agent and the Grantor in the Collateral, the Broker does not know of any claim to or security interest or other interest in the Collateral.

               SECTION 8. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor's and the Administrative Agent's addresses as set forth in the Guarantee and Collateral Agreement, and to the Broker's address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

               [Name of Broker]
               [Address of Broker]
               Attention:
                         -------------------
               Telephone: (     )      -
                           -----  ----- -----------
               Telecopy:  (     )      -
                           -----  ----- -----------

               SECTION 9. Amendments in Writing. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

               SECTION 10. Entire Agreement. This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

               SECTION 11. Execution in Counterparts. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               SECTION 12. Successors and Assigns. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Administrative Agent.

               SECTION 13. Governing Law and Jurisdiction. This Control Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

               SECTION 14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

               IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.


                                       [NAME OF GRANTOR]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       LEHMAN COMMERCIAL PAPER INC., as
                                       Administrative Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       [NAME OF BROKER]

                                        By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                    Exhibit D to
                                              Guarantee and Collateral Agreement

                            FORM OF CONTROL AGREEMENT


               This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "Control Agreement") dated as of July 6, 2000, is made by and among _______________, a __________ corporation (the "Grantor"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ corporation (the "Broker").

               WHEREAS, the Broker maintains for the Grantor a commodity account, Account No. _________________ (the "Pledged Account"), in the name of the Grantor.

               WHEREAS, the Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the Pledged Account, the commodity contracts and any free credit balance carried therein, and all additions thereto and substitutions and proceeds thereof (collectively, the "Collateral") pursuant to a Guarantee and Collateral Agreement, dated as of July 6, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), among the Grantor and the other persons party thereto as grantors in favor of the Administrative Agent.

               WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") are used herein as so defined: Commodity Account, Commodity Contract, Commodity Intermediary's Jurisdiction, Control and Proceeds.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Notice of Security Interest. The Grantor, the Administrative Agent and the Broker are entering into this Control Agreement to perfect, and to confirm the priority of, the Administrative Agent's security interest in the Collateral. The Broker acknowledges that this Control Agreement constitutes written notification to the Broker of the Administrative Agent's security interest in the Collateral. The Broker agrees to promptly make all necessary entries or notations in its books and records to reflect the Administrative Agent's security interest in the Collateral. The Broker acknowledges that the Administrative Agent has control over the Pledged Account and all commodity contracts and any free credit balance carried therein from time to time.

               SECTION 2. Collateral; Pledged Account. (a) The Grantor hereby represents and warrants to, and agrees with the Administrative Agent and the Broker that, all commodity contracts carried by the Broker on its books for the Grantor are and shall be credited to the Pledged Account.

               (b) The Broker hereby represents and warrants to, and agrees with the Grantor and the Administrative Agent that (i) the Broker is a commodity intermediary with respect to the Grantor and the Pledged Account is a commodity account, (ii) the commodity intermediary's jurisdiction is, and during the term of this Control Agreement shall remain, the State of New York, (iii) Schedule 1 contains a true and complete statement of the Pledged Account and the commodity contracts and any free credit balance carried therein as of the date hereof, and
(iv) the Pledged Account is and shall remain a cash account, and the Broker will not extend, directly or indirectly, any "purpose credit" (within the meaning of such term under Regulation T of the Board of Governors of the Federal Reserve System of the United States) to the Grantor in respect of the Pledged Account.

               (c) The Administrative Agent hereby instructs the Broker, and the Broker hereby confirms and agrees that, unless the Administrative Agent shall otherwise direct the Broker in writing, all commodity contracts carried by the Broker on its books for the Grantor shall be credited only to, and carried only in, the Pledged Account.

               SECTION 3. Control. The Broker hereby agrees, upon written direction from the Administrative Agent and without further consent from the Grantor, (a) to apply any value distributed on account of the commodity contracts carried in the Pledged Account as directed by the Administrative Agent, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Administrative Agent and to pay over to the Administrative Agent all proceeds and other value therefrom or otherwise distributed with respect thereto without any setoff or deduction, and (b) except as otherwise directed by the Administrative Agent, not to apply any value distributed on account of any commodity contract carried in the Pledged Account as directed by the Grantor or any other person.

               SECTION 4. Other Agreements; Termination; Successor Brokers. The Broker shall simultaneously send to the Administrative Agent copies of all notices given and statements rendered pursuant to the Pledged Account. The Broker shall notify promptly the Administrative Agent and the Grantor if any other person asserts any lien, encumbrance, claim or security interest in or against any of the Collateral. As long as the Guarantee and Collateral Agreement remains in effect, neither the Grantor nor the Broker shall terminate the Pledged Account without thirty (30) days' prior written notice to the other party and the Administrative Agent. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Account or the Collateral, the provisions of this Control Agreement shall control. In the event the Broker no longer serves as Broker for the Collateral, the Pledged Account, the commodity contracts and any free credit balance carried therein shall be transferred to a successor broker, custodian or futures commission merchant satisfactory to the Administrative Agent, provided, that prior to such transfer, such successor broker, custodian or futures commission merchant shall execute an agreement that is substantially in the form of this Control Agreement or is otherwise in form and substance satisfactory to the Administrative Agent.

               SECTION 5. Protection of Broker. The Broker may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

               SECTION 6. Termination. This Control Agreement shall terminate automatically upon receipt by the Broker of written notice executed by the Administrative Agent that (i) all of the obligations secured by the Collateral have been paid in full in immediately available funds, or (ii) all of the Collateral has been released, whichever is sooner, and the Broker shall thereafter be relieved of all duties and obligations hereunder.

               SECTION 7. Waiver; Priority of Administrative Agent's Interests. Other than with respect to its fees and customary commissions with respect to the Pledged Account, the Broker hereby waives its right to set off any obligations of the Grantor to the Broker against any or all of the Collateral, and hereby agrees that any and all liens, encumbrances, claims or security interests which the Broker may have against the Collateral, either now or in the future in connection with the Pledged Account are and shall be subordinate and junior to the prior payment in full in immediately available funds of all obligations of the Grantor now or hereafter existing under the Credit Agreement, the Guarantee and Collateral Agreement, and all other documents related thereto, whether for principal, interest (including, without limitation, interest as provided in the Credit Agreement, whether or not such interest accrues after the filing of such petition for purposes of the federal Bankruptcy Code or is an allowed claim in such proceeding), indemnities, fees, premiums, expenses or otherwise. Except for the foregoing and claims and interests of the Administrative Agent and the Grantor in the Collateral, the Broker does not know of any claim to or security interest or other interest in the Collateral.

               SECTION 8. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor's and the Administrative Agent's addresses as set forth in the Guarantee and Collateral Agreement, and to the Broker's address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

               [Name of Broker]
               [Address of Broker]
               Attention:
                         -------------------
               Telephone: (     )      -
                           -----  ----- -----------
               Telecopy:  (     )      -
                           -----  ----- -----------

               SECTION 9. Amendments in Writing. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

               SECTION 10. Entire Agreement. This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

               SECTION 11. Execution in Counterparts. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               SECTION 12. Successors and Assigns. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Administrative Agent.

               SECTION 13. Governing Law and Jurisdiction. This Control Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

               SECTION 14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

               IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.


                                       [NAME OF GRANTOR]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       LEHMAN COMMERCIAL PAPER INC., as
                                       Administrative Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       [NAME OF BROKER]

                                        By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

               ASSUMPTION AGREEMENT, dated as of ____________, 200__, made by ______________________, a _______________ corporation (the "Additional
Grantor"), in favor of Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent") for (i) the lenders (the "Lenders") party to the Credit Agreement referred to below, and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.


                              W I T N E S S E T H:

               WHEREAS, Spanish Broadcasting System, Inc., a Delaware corporation (the "Borrower"), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of July 6, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement");

               WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Secured Parties;

               WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

               WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

               NOW, THEREFORE, IT IS AGREED:

               1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

               2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                            [ADDITIONAL GRANTOR]


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       Exhibit C

                             FORM OF LENDER ADDENDUM


               Reference is made to the Credit Agreement, dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation, the lenders from time to time party thereto (the "Lenders"), and Lehman Commercial Paper Inc. as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.17 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitments set forth in Schedule 1 hereto, effective as of the Closing Date.

               THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ____ day of ____, ____

                                            [NAME OF LENDER]


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


Accepted and agreed:

SPANISH BROADCASTING SYSTEM, INC.


By:
     -------------------------------
     Name:
     Title:

LEHMAN COMMERCIAL PAPER INC., as
     Administrative Agent



By:
     -------------------------------
     Name:
     Title:

                         COMMITMENTS AND NOTICE ADDRESS



        Name and Notice                     Revolving                        Term
       Address of Lender                Credit Commitment               Loan Commitment
--------------------------------   ----------------------------   ------------------------

                                                                       EXHIBIT D
                           FORM OF NOTICE OF BORROWING

                                     [Date]


Lehman Commercial Paper Inc.,
 as Administrative Agent
3 World Financial Center
New York, New York 10285
Attention:  [________]


                        SPANISH BROADCASTING SYSTEM, INC.

Ladies and Gentlemen:

               Pursuant to Section 2.5 of that certain Credit Agreement, dated as of July 6, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein having the meanings given such terms in the Credit Agreement), among Spanish Broadcasting System, Inc., a Delaware corporation (the "Borrower"), each lender from time to time party thereto, and Lehman Commercial Paper Inc., as administrative agent (the "Administrative Agent"), the Borrower hereby gives the Administrative Agent irrevocable notice that the Borrower hereby requests a Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Loan:

      (1)  The Business Day of the proposed Loan is _________ ___, ____.

      (2)  The Type of the proposed Loan is a [Base Rate Loan] [Eurodollar
           Loan].

      (3)  The aggregate amount of the proposed Loan is $____________.

      (4) The initial Interest Period for each Eurodollar Loan made as part of the proposed Loan is ____ month[s].

               The Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of the proposed Loan:

               (a) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct on and as of the date hereof as if made on and as of the date hereof (except to the extent that they relate expressly to an earlier date).

               (b) No Default or Event of Default has occurred and is continuing on the date hereof, or would result from the proposed Loan or the application of the proceeds thereof.

               The Borrower agrees that, if prior to the time of the proposed Loan any of the foregoing certifications shall cease to be true and correct, the Borrower shall forthwith notify the Administrative Agent thereof in writing (any such notice, a "Non-Compliance Notice"). Except to the extent, if any, that prior to the time of the proposed Loan, the Borrower shall deliver a Non-Compliance Notice to the Administrative Agent, each of the foregoing certifications shall be deemed to be made additionally on the date of the proposed Loan as if made on such date.

                                               Very truly yours,

                                               SPANISH BROADCASTING SYSTEM, INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT E
                          FORM OF SOLVENCY CERTIFICATE

               This Solvency Certificate (this "Certificate") is delivered in connection with that certain Credit Agreement, dated as of July 6, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"), among Spanish Broadcasting System, Inc., a Delaware corporation, as borrower (the "Borrower"), the lenders from time to time party thereto, and Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used but not defined herein have the meanings given such terms in the Credit Agreement.

               For purposes of this Certificate, "Transactions" means (i) the fulfillment of all conditions to the making of Loans and the issuance of Letters of Credit under the Credit Agreement and the funding of such Loans and Letters of Credit, if any, on the Closing Date, (ii) the execution and delivery of the Loan Documents, (iii) the repayment, if any, of outstanding Indebtedness on the Closing Date and (iv) the payment of all fees, costs and expenses associated with the foregoing.

               I hereby certify as of the date hereof on behalf of the Loan Parties as follows:

      1. I am the duly qualified and acting Vice President and/or Chief Financial Officer of each Loan Party and in such capacity am a senior financial officer with responsibility for the management of the financial affairs of such Loan Party and the preparation of financial statements of such Loan Party. I, together with other officers of the Loan Parties, acted on behalf of each Loan Party in connection with the negotiation and execution of the Credit Agreement and the other Loan Documents to which any Loan Party is a party. In connection with the following certifications, I have reviewed the financial statements of the Loan Parties.

      2. I have carefully reviewed the contents of this Certificate, and I have conferred with counsel for the Loan Parties for the purpose of discussing the meaning of its contents and the purpose for which it is to be used. I have made such investigations and inquiries as I have deemed to be necessary and prudent, and have reviewed the Credit Agreement, the Notes and the other Loan Documents to which any Loan Party is a party. I am providing this certificate solely in my capacity as an officer of each Loan Party.

      3. The audited consolidated balance sheets of the Borrower and its Subsidiaries as at September 26, 1999, September 27, 1998 and September 28, 1997, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from KPMG LLP, present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). After due inquiry, I have concluded that the Borrower and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. After due inquiry, I have concluded that during the period from September 26, 1999 to and including the date hereof there has been no Disposition, other than the contemplated Florida Keys Sale, by the Borrower or any of its Subsidiaries of any material part of its business or Property.

      4.       For purposes of delivering this Certificate, I have:

               (a) consulted with counsel for the Loan Parties concerning, among other matters, pending and threatened litigation, uninsured risks, guaranties of obligations of other Persons and other contingent obligations and have included as a liability in my conclusions my best judgment as to the maximum realistic exposure of each Loan Party to liabilities which would not be included in reserves otherwise reflected on the consolidated balance sheet of the Borrower and its Subsidiaries as of September 26, 1999;

               (b) consulted with the chief executive officer and controller of each Loan Party and reviewed the financial statements of each Loan Party;

               (c) consulted with, and reviewed reports prepared by the accountants referred to in paragraph 3 above with respect to the financial statements of the Loan Parties and their respective assets and liabilities; and

               (d) made such other investigations and inquiries as I have deemed appropriate and have taken into account the nature of the particular business anticipated to be conducted by the Loan Parties after consummation of the Transactions.

               Based upon the foregoing, I have reached the following conclusions:

               (A) No Loan Party is now, and the consummation of the Transactions will not render any Loan Party, "insolvent" as defined below. I understand that in this context, "insolvent" means that the present fair salable value of assets of each Loan Party is less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. I have assumed that in this context "fair salable value" means the price available upon the sale of such assets by a willing seller to a willing buyer, where material information as to the asset and the market for such asset is known to both, and where the sale is executed with commercially reasonable promptness. I also understand that (i) the term "debts" includes any liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

               (B) No Loan Party will incur, and no Loan Party intended to incur or believed that it would incur, debts beyond its ability to pay as they mature as a result of the consummation of the Transactions. I have concluded that the realization of the current assets in the ordinary course of business of each Loan Party will be sufficient to pay recurring current debt, short-term debt and long-term debt service of such Loan Party as such debts mature and that the cash flow and cash resources (including earnings plus non-cash charges to earnings and, to the extent permitted under the Credit Agreement, the disposition of assets held for sale) of such Loan Party will be sufficient to provide cash necessary to repay indebtedness and liabilities of such Loan Party (including, in the case of the Borrower, the indebtedness and liabilities of the Borrower under the Credit Agreement, the Notes and any outstanding Letters of Credit) as such debts and liabilities mature.

               (C) The consummation of the Transactions will not leave any Loan Party with property remaining in its hands constituting "unreasonably small capital." I have assumed for purposes of reaching this conclusion that "unreasonably small capital" depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted by each Loan Party in light of the Projections and available credit capacity.

               (D) No Loan Party has executed the Credit Agreement, the Notes, any Letters of Credit, any other Loan Documents, in each case, to which such Loan Party is a party or made any transfer or incurred any obligations in connection with the Transactions, with actual intent to hinder, delay or defraud either present or future creditors.

               I understand that the Secured Parties are relying on the truth and accuracy of the foregoing in connection with each extension of credit to the Borrower pursuant to the Credit Agreement and the other Loan Documents.

               I represent the foregoing information to be, to the best of my knowledge and belief, after diligent inquiry, true, correct and complete and execute this Solvency Certificate as the Vice President and/or Chief Financial Officer of each Loan Party as of the ___ day of _______, ____.

                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the undersigned has duly executed this Solvency Certificate as of the date first written above.


SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation
SPANISH BROADCASTING SYSTEM FINANCE CORPORATION, a Delaware corporation SPANISH BROADCASTING SYSTEM OF GREATER MIAMI, INC.
SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC.
SPANISH BROADCASTING SYSTEM, INC., a New Jersey corporation
SPANISH BROADCASTING SYSTEM OF SAN ANTONIO, INC.
ALARCON HOLDINGS, INC.
SPANISH BROADCASTING SYSTEM OF CALIFORNIA, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC., a Delaware corporation SPANISH BROADCASTING SYSTEM OF FLORIDA, INC.
SBS OF GREATER NEW YORK, INC.
SBS FUNDING, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC., a Puerto Rico corporation SPANISH BROADCASTING SYSTEM NETWORK, INC.
SBS PROMOTIONS, INC.
WRMA LICENSING, INC.
WXDJ LICENSING, INC.
WLEY LICENSING, INC.
WSKQ LICENSING, INC.
KLEY LICENSING, INC.
WCMQ LICENSING, INC.
KLAX LICENSING, INC.
WPAT LICENSING, INC.
WCMA LICENSING, INC.
WEGM LICENSING, INC.
WMEG LICENSING, INC.


By:
    ----------------------------
    Name:
    Title: Vice President and/or Chief Financial Officer
              of each Loan Party

                                                                     EXHIBIT F-1



                                      FORM OF TERM NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                                New York, New York
                                                             _____________, ____

               FOR VALUE RECEIVED, the undersigned, SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to ___________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a) ________________________ DOLLARS ($________), or, if less, (b) the unpaid principal amount of the Term Loan outstanding to the Lender made pursuant to Section 2.1 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

               The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of the Term Loan.

               This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the lenders from time to time party thereto, and Lehman Commercial Paper Inc., as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this
Note in respect thereof.

               Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

               All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

               Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement

               NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

               THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                            SPANISH BROADCASTING SYSTEM, INC.



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                      Schedule A
                                                                    to Term Note



              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS




---------------- ------------------ -------------------- ----------------------- --------------------------
                                                          AMOUNT OF PRINCIPAL       AMOUNT OF BASE RATE
                  AMOUNT OF BASE     AMOUNT CONVERTED      OF BASE RATE LOANS       LOANS CONVERTED TO
     DATE           RATE LOANS      TO BASE RATE LOANS           REPAID              EURODOLLAR LOANS
---------------- ------------------ -------------------- ----------------------- --------------------------
---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

---------------- ------------------ -------------------- ----------------------- --------------------------

--------------------- ------------------
  UNPAID PRINCIPAL
  BALANCE OF BASE
     RATE LOANS        NOTATION MADE BY
--------------------- ------------------
--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

--------------------- ------------------

                                                                      Schedule B
                                                                    to Term Note




      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



------------ ---------------- ---------------- ------------------- ---------------------- --------------------
                                  AMOUNT        INTEREST PERIOD
                AMOUNT OF      CONVERTED TO      AND EURODOLLAR     AMOUNT OF PRINCIPAL   AMOUNT OF BASE RATE
               EURODOLLAR       EURODOLLAR     RATE WITH RESPECT    OF EURODOLLAR LOANS   LOANS CONVERTED TO
   DATE           LOANS            LOANS            THERETO               REPAID           EURODOLLAR LOANS
------------ ---------------- ---------------- ------------------- ---------------------- --------------------
------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------



----------------------- -------------
   UNPAID PRINCIPAL
       BALANCE            NOTATION
 OF EURODOLLAR LOANS      MADE BY
----------------------- -------------
----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

----------------------- -------------

                                                                     EXHIBIT F-2




                          FORM OF REVOLVING CREDIT NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$___________                                                  New York, New York
                                                              ____________, ____

               FOR VALUE RECEIVED, the undersigned, SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to _______________________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ____________ DOLLARS ($_______), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans outstanding to the Lender made pursuant to Section
2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such Payment Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

               The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

               This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the lenders from time to time party thereto, and Lehman Commercial Paper Inc., as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

               Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

               All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

               Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

               THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF TILE STATE OF NEW YORK.

                                            SPANISH BROADCASTING SYSTEM, INC.



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                      Schedule A
                                                        to Revolving Credit Note



              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS




---------------- ------------------ -------------------- -----------------------
                                                          AMOUNT OF PRINCIPAL
                  AMOUNT OF BASE     AMOUNT CONVERTED      OF BASE RATE LOANS
     DATE           RATE LOANS      TO BASE RATE LOANS           REPAID
---------------- ------------------ -------------------- -----------------------
---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------

---------------- ------------------ -------------------- -----------------------


-------------------------- --------------------- ------------------
   AMOUNT OF BASE RATE       UNPAID PRINCIPAL
   LOANS CONVERTED TO        BALANCE OF BASE
    EURODOLLAR LOANS            RATE LOANS       NOTATION MADE BY
-------------------------- --------------------- ------------------
-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

-------------------------- --------------------- ------------------

                                                                      Schedule B
                                                        to Revolving Credit Note



      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



------------ ---------------- ---------------- ------------------- ---------------------- --------------------
                                  AMOUNT        INTEREST PERIOD                                AMOUNT OF
                AMOUNT OF      CONVERTED TO      AND EURODOLLAR     AMOUNT OF PRINCIPAL       EURODOLLAR
               EURODOLLAR       EURODOLLAR     RATE WITH RESPECT    OF EURODOLLAR LOANS   LOANS CONVERTED TO
   DATE           LOANS            LOANS            THERETO               REPAID            BASE RATE LOANS
------------ ---------------- ---------------- ------------------- ---------------------- --------------------
------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------

------------ ---------------- ---------------- ------------------- ---------------------- --------------------



 ----------------------- -------------

    UNPAID PRINCIPAL
 BALANCE OF EURODOLLAR     NOTATION
         LOANS             MADE BY
 ----------------------- -------------
 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

 ----------------------- -------------

                                                                     EXHIBIT F-3



                             FORM OF SWING LINE NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$___________                                                  New York, New York
                                                              ____________, ____

               FOR VALUE RECEIVED, the undersigned, SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to LEHMAN COMMERCIAL PAPER INC. (the "Swing Line Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ___________ DOLLARS ($_______________), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans outstanding to the Swing Line Lender made pursuant to Section 2.6 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of such Credit Agreement.

               The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Swing Line Loan.

               This Note (a) is [one of] the Swing Line Note[s] referred to in the Credit Agreement dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Swing Line Lender, the lenders from time to time party thereto, and Lehman Commercial Paper Inc., as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this
Note in respect thereof.

               Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

               All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

               Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

               THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                            SPANISH BROADCASTING SYSTEM, INC.



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                      Schedule A
                                                              to Swing Line Note



                          LOANS AND REPAYMENTS OF LOANS



------------------- -------------------------- ----------------------------
                            AMOUNT OF            AMOUNT OF PRINCIPAL OF
       DATE             SWING LINE LOANS         SWING LINE LOANS REPAID
------------------- -------------------------- ----------------------------
------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------

------------------- -------------------------- ----------------------------



----------------------------------- ---------------------
   UNPAID PRINCIPAL BALANCE OF
         SWING LINE LOANS             NOTATION MADE BY
----------------------------------- ---------------------
----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------

----------------------------------- ---------------------


                                                                       EXHIBIT G


                          FORM OF EXEMPTION CERTIFICATE


               Reference is made to the Credit Agreement, dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement (the "Lenders"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement. __________________ (the "Non-U.S. Lender") is providing this certificate pursuant to Section 2.20(f) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

               1. The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by Note(s) in respect of which it is providing this certificate.

               2. The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the

Non-U.S.  Lender further represents and warrants that:

               (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

               (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

               3. The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

               4. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

               IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

                                            [NAME OF NON-U.S. LENDER]



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

Date:
       -----------------------------

                                                                      EXHIBIT H

                           FORM OF CLOSING CERTIFICATE

               Pursuant to subsection 5.l(i) of the Credit Agreement dated as of July 6, 2000 (the "Credit Agreement"; terms defined therein being used herein as therein defined), among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement (the "Lenders"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF COMPANY] (the "Company") hereby certifies as follows:

               1. The representations and warranties of the Company set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Company pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

               2. ____________________ is the duly elected and qualified Corporate Secretary of the Company and the signature set forth for such officer below is such officer's true and genuine signature.

               3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof. [Borrower only]

               4. The conditions precedent set forth in Section 5.1 of the Credit Agreement were satisfied as of the Closing Date except as set forth on
Schedule I hereto.
[Borrower only]

               The undersigned Corporate Secretary of the Company certifies as follows:

               5. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Company.

               6. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

               7. Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on __________________; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect [and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.]

               8. Attached hereto as Annex 2 is a true and complete copy of the By-Laws of the Company as in effect on the date hereof.

               9. Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation of the Company as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated.

               10. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and such officers have held such offices with the Company at all times since the date indicated next to their respective titles to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:

      Name                   Office                   Date                 Signature
      ----                   ------                   ----                 ---------

               IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

------------------------------------        ------------------------------------
Name:                                       Name:
Title:                                      Title:


Date:
       ----------------, ----

                                                                      SCHEDULE I


                          [Waived Conditions Precedent]

                                                                       EXHIBIT J



                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


               Reference is made to the Credit Agreement, dated as of July 6, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               The Assignor identified on Schedule 1 hereto (the "Assignor") and the Assignee identified on Schedule 1 hereto (the "Assignee") agree as follows:

               1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility" collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

               2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

               3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.20(f) of the Credit Agreement.

               4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

               5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date] [to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.]

               6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

               7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule I
                          to Assignment and Acceptance


Name of Assignor:
                   ----------------------------------------------

Name of Assignee:
                   ----------------------------------------------

Effective Date of Assignment:
                               ----------------------------------



     Credit Facility                  Principal Amount
        Assigned                         Assigned             Commitment Percentage Assigned
-----------------------------  ----------------------------  ---------------------------------
                                      $----------             ---.----------%




[Name of Assignee]                               [Name of Assignor]



By:                                              By:
    ---------------------------------------         ----------------------------
    Title:                                          Title:

Accepted:                                          Consented To:

LEHMAN COMMERCIAL PAPER                            SPANISH BROADCASTING SYSTEM,
INC.                                               INC.


By:                                                By:
     ---------------------------------------          --------------------------
     Title:                                           Title:


                                       2